Annual Report


             NEW AMERICA
             GROWTH
             FUND

             -----------------
             DECEMBER 31, 1997
             -----------------




[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New America Growth Fund

 .   The large-cap S&P 500 Stock Index returned 33.36% for the year, marking an unprecedented third straight year of gains over 20%.

 .   The strongest gains were in large, dividend-paying stocks, whereas the fund focuses on growth stocks, including small- and mid-cap issues, that typically do not pay dividends.

 .   The fund's 6- and 12-month returns of 11.56% and 21.10%, respectively, surpassed the S&P 500 and its Lipper peer group for the six months but not for the year.

 .   Holdings in the financial and media/telecommunications areas were among our best performers, while some computer services, restaurant, and health care holdings did poorly.

 .   Our portfolio of high-growth domestic service companies has limited exposure to weakness in Asia, and we believe investors will be increasingly attracted to these stocks.

FELLOW SHAREHOLDERS

The bull market continued to roar ahead in the second half of 1997 despite a short but severe correction in October, triggered by serious financial and economic problems sweeping throughout Asia. The market recovered strongly by year-end, however, finishing 1997 with a full-year gain of 33.36%. This marked three consecutive years of annual gains in excess of 20% -- a first in this century. The market's compound average annual returns over the past 5- and 10-year periods of 20.3% and 18.1%, respectively, are also the highest such returns in this century.

----------------------
PERFORMANCE COMPARISON
------------------------------------------------------

Periods Ended 12/31/97       6 Months     12 Months
------------------------------------------------------

New America Growth Fund       11.56%        21.10%
 ......................................................

S&P 500 Index                 10.58         33.36
 ......................................................

Lipper Growth Funds Average    9.19         25.30
 ......................................................

The largest capitalization blue chip companies were the market leaders while smaller and mid-sized companies showed lesser returns. Against this backdrop, the New America Growth Fund returned 11.56% and 21.10%, respectively, for the 6- and 12-month periods, outperforming the S&P 500 and the average growth fund for the latest six months, but underperforming both for the full year due to a weak first half. The fund's longer-term performance over the 10 years ended December 31, 1997, against the S&P 500 and the average growth fund is shown on page 9, together with average annual total returns. Over this period, the fund ranked in the top 10% among 763 equity mutual funds, according to Lipper Analytical Services,* and its cumulative return of 484% surpassed the S&P's 426% gain.

YEAR-END DISTRIBUTIONS

The fund's Board of Trustees declared a capital gain distribution of $2.20 per share, consisting of a short-term gain of $0.05 and a long-term gain of $2.15. The distribution was paid on December 30 to


* For the one- and five-year periods ended 12/31/97, the fund's returns ranked 2,341 of 4,883 funds and 461 of 1,562 funds, respectively.

shareholders of record December 26. In early January, we mailed your statement reflecting this distribution, and Form 1099-DIV reporting this payment for tax purposes was mailed separately later in January.

MARKET ENVIRONMENT

Investors benefited from an ideal combination of economic and financial conditions in 1997. The domestic economy experienced another year of strong growth, making 1997 the seventh consecutive year of expansion -- a near-record. Corporate profits showed another strong gain. Earnings for S&P 500 companies have now grown well over 150% from their 1991 low in the aftermath of the last recession, and have been a leading contributor to the bull market of the 1990s.

----------------------
SECTOR DIVERSIFICATION
-------------------------------------------------------

                   12/31/96     6/30/97     12/31/97
-------------------------------------------------------

Financial Services      20%         20%          19%
 .......................................................

Consumer Services       32          32           43
 .......................................................

Business Services       44          41           33
 .......................................................

Reserves                 4           7            5
-------------------------------------------------------

Total                  100%        100%         100%

The political backdrop in Washington also proved to be positive for Wall Street in 1997. Partly due to the bipartisan balanced budget agreement but primarily to strong tax receipts from the booming economy, the federal budget deficit in 1997 was sharply lower than forecast, and there is a strong possibility that the U.S. might have its first budget surplus since 1969 in the current fiscal year. Also, Congress and the President passed a bill reducing the tax rate on certain long-term capital gains for the first time since 1981.

Despite the continued strength in the domestic economy, there are virtually no signs of a pickup in inflation. In fact, the consumer price index rose just 1.7% in 1997, its lowest annual rate of increase since 1986. In response to the benign inflation environment, interest rates on long-term government bonds fell close to a full percentage point in 1997, ending the year below 6%. In early January, yields on 30-year Treasury bonds fell to 5.70%, the lowest such rate since the bonds were introduced in 1977.

The only negative overhanging the stock market was the spreading economic and financial crisis in Asia during the second half. As investors in the U.S. woke up to the possibility that Asia's economic problems could hurt growth in the U.S. in 1998, the stock market experienced a sharp but short 10% correction during the fourth quarter. The market recovered at year-end, but concern over the fallout from Asia's problems is the primary uncertainty for investors entering 1998.

The stock market's advance in 1997 was concentrated in an increasingly narrow group of large-cap blue chip companies. Small-and mid-size-company stocks lagged the S&P 500 by a wide margin. Even within the S&P 500, the average stock gained less than 25%, with just 10% of the stocks in the S&P 500 accounting for over half the gain for the year.

Growth stocks turned in a mixed performance but generally underperformed for the year. Cyclicals led in the first half due to the strong economy, and financial stocks in the second half due to declining interest rates. Your fund's program focuses on noncyclical growth companies in domestic service businesses and emphasizes many faster-growing, mid-size companies. These stocks trailed the market in the first half but performed better in the second half as investors began to worry more about the growth prospects of cyclicals and the foreign exposure of multinationals. Your fund has a relatively small exposure to companies operating outside the U.S.


PORTFOLIO REVIEW

The leading contributor to fund performance in both the second half of 1997 and the full year was Cendant, our largest holding at year-end. Cendant is a new name but is really an old friend. It was formed by the December 1997 merger between CUC International and HFS, both long-time top holdings of the fund. CUC, which we first purchased in 1990, is a consumer membership services company providing its millions of customers discounts on purchases of electronics, autos, travel, dining, and many other consumer items. HFS, which we purchased when it went public in 1993, is a franchiser of lodging (Howard Johnson, Ramada, Days Inn, and others), real estate brokerage (Century 21 and Coldwell Banker), and rental cars (Avis). The result is a powerful marketing company with outstanding growth prospects.

Financial stocks, an area we boosted sharply in 1996, were among the fund's top performers in both the second half and full year, benefiting from the unusual combination of a robust economy and lower interest rates. With only a few exceptions, our financial services stocks were extremely strong, including MGIC Investment and ACE Limited in the insurance sector, Norwest in banking, and Franklin Resources in the mutual fund area.

Another rewarding area was media and communications, where cable TV operator Comcast, cellular telephone provider AirTouch Communications, and outdoor advertising sign owner Outdoor Systems were all strong contributors. Also, several retailers such as General Nutrition and Costco Companies provided well above-average returns to the fund.

Not all areas were winners, however. In the second half, in the computer services area, leading credit card processor First Data and bank and financial services processor BISYS Group declined due to earnings shortfalls. Health care was another difficult area. Vencor, a specialty hospital/nursing home operator, declined sharply in the second half after disclosing an unexpected slowdown in its growth. PhyCor came under pressure after entering into a merger agreement (abandoned after year-end) with another physician practice management company that investors viewed skeptically. Restaurant company Boston Chicken was the worst contributor for the year due to operational and financial concerns. We sold our position during the third quarter, avoiding substantial additional losses over the remainder of the year.

We made several significant changes in our sector weightings in the second half as noted in the accompanying table. We boosted our consumer services position considerably, primarily adding to our media and communications services holdings. New portfolio additions included WorldCom and MCI in telecommunications services, Paging Network in the paging area, and Sinclair Broadcast Group in the TV station ownership business. To make room for these new holdings, we pared back our business services holdings in the health care, energy service, and distribution areas.

Portfolio characteristics remain vibrant. We continue to expect our companies to show an average of 20% annual earnings growth over the next five years, more than 50% faster than the growth expected for the S&P 500. Our companies generally pay very limited dividends in order to be able to maintain their above-average growth rates; the recent capital gains tax rate reduction makes this policy potentially more tax-efficient for shareholders than receiving dividend income. The fund's average P/E ratio remains at a modest premium to the S&P 500 P/E despite the substantially higher growth prospects of our portfolio.

-------------------------
PORTFOLIO CHARACTERISTICS
-------------------------------------------------------

                                 New America
As of 12/31/97                   Growth Fund    S&P 500
-------------------------------------------------------

Earnings Growth Rate
Estimated Next 5 Years*                20.0%      13.0%
 .......................................................

Profitability - Return on
Equity Latest 12 Months                19.2       21.6
 .......................................................

Dividend Yield on Stocks                0.3        1.6
 .......................................................

P/E Ratio (Based on Next 12
Months' Estimated Earnings)            20.8X      19.1X
 .......................................................

* Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

OUTLOOK

On the surface, economic and financial conditions entering 1998 remain strong. Economic growth and corporate profits are healthy, and inflation rates and bond yields are at record lows. Valuation levels, while high by historical standards, are quite justifiable given the low rate of inflation and the current level of interest rates. The number one concern for investors entering the new year is fallout from Asia. Already, the Asian turmoil has led to increased market volatility and a decline in the stock market in early January. The recent decoupling of the U.S. stock and bond markets -- stocks declining while bond prices rise -- suggests that investors are worried that the Asia situation will lead to a downturn in corporate profits here and a serious risk of deflation.

While the indirect effects of the Asian downturn on the U.S. corporate sector will become clearer in coming months, we believe the New America Growth portfolio is more protected than the market as a whole. The fund owns no manufacturers and, therefore, has limited exposure to a drop in foreign demand for U.S. goods or to an increase in foreign competition stemming from weak Asian currencies. Our portfolio of high-growth, domestic service businesses in areas such as financial services, retailing, media and entertainment, health care, and computer services has a very minor foreign component to sales and earnings. In a more uncertain economic environment, we believe investors will be attracted to these more assured, above-average growth businesses. Portfolio valuations are not out of line, and we are optimistic that the fund will continue to deliver attractive long-term returns to shareholders over time.



Respectfully submitted,


/s/ John H. Laporte

John H. Laporte
President


/s/ Brian W. H. Berghuis

Brian W. H. Berghuis
Executive Vice President

January 26, 1998

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                     Percent of
                                                     Net Assets
                                                       12/31/97
-------------------------------------------------------------------

Cendant                                                    5.6%
 ...................................................................
Franklin Resources                                         3.2
 ...................................................................
Service Corp. International                                2.6
 ...................................................................
Comcast                                                    2.6
 ...................................................................
UNUM                                                       2.3
-------------------------------------------------------------------

USA Waste Services                                         2.2
 ...................................................................
AirTouch Communications                                    2.2
 ...................................................................
Cardinal Health                                            2.1
 ...................................................................
ACE Limited                                                2.0
 ...................................................................
Freddie Mac                                                2.0
-------------------------------------------------------------------

General Nutrition                                          1.9
 ...................................................................
Quorum Health Group                                        1.9
 ...................................................................
Norwest                                                    1.9
 ...................................................................
Carnival                                                   1.8
 ...................................................................
Costco Companies                                           1.8
-------------------------------------------------------------------

Interim Services                                           1.8
 ...................................................................
First Data                                                 1.7
 ...................................................................
La Quinta Inns                                             1.6
 ...................................................................
Outback Steakhouse                                         1.6
 ...................................................................
Catalina Marketing                                         1.6
-------------------------------------------------------------------

Disney                                                     1.5
 ...................................................................
Circuit City Stores                                        1.5
 ...................................................................
SunGard Data Systems                                       1.5
 ...................................................................
Outdoor Systems                                            1.5
 ...................................................................
MGIC Investment                                            1.5
-------------------------------------------------------------------

Total                                                     51.9%

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/97

Ten Best Contributors                         Ten Worst Contributors
---------------------------------------------------------------------------------------
Cendant                          78(cents)    First Data                     -39(cents)
 ..........................................    .........................................
Comcast                          39           Vencor                          37
 ..........................................    .........................................
AirTouch Communications          32           Cole National                   30
 ..........................................    .........................................
ACE Limited                      30           BISYS Group                     14
 ..........................................    .........................................
Franklin Resources               27           Green Tree Financial **         12
 ..........................................    .........................................
UNUM                             25           La Quinta Inns                  10
 ..........................................    .........................................
Cardinal Health                  24           Fairfax Financial *             10
 ..........................................    .........................................
Outdoor Systems                  24           PETsMART **                      9
 ..........................................    .........................................
Norwest                          24           PhyCor                           9
 ..........................................    .........................................
Costco Companies                 23           Extended Stay America            8
------------------------------------------    -----------------------------------------
Total                           326(cents)    Total                         -178(cents)


12 Months Ended 12/31/97

Ten Best Contributors                         Ten Worst Contributors
---------------------------------------------------------------------------------------
Cendant                          87(cents)    Boston Chicken **              -48(cents)
 ..........................................    .........................................
Franklin Resources               77           Mercury Finance **              42
 ..........................................    .........................................
General Nutrition                64           Employee Solutions *            30
 ..........................................    .........................................
Comcast                          50           Scholastic                      29
 ..........................................    .........................................
ACE Limited                      49           Paging Network *                27
 ..........................................    .........................................
Costco Companies                 43           Corporate Express               26
 ..........................................    .........................................
Norwest                          39           Republic Industries             18
 ..........................................    .........................................
AirTouch Communications          38           First Data                      18
 ..........................................    .........................................
UNUM                             36           Ikon Office Solutions           18
 ..........................................    .........................................
ADT **                           35           Green Tree Financial **         17
------------------------------------------    -----------------------------------------
Total                           518(cents)    Total                         -273(cents)

  * Position added
 ** Position eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                S&P 500      Lipper Growth     New America
 Date            Index       Funds Average     Growth Fund
 ----            -----       -------------     -----------
12/31/87         10000           10000            10000
Dec-88           11661           11493            11847
Dec-89           15356           14669            16398
Dec-90           14879           14012            14390
Dec-91           19412           19360            23305
Dec-92           20891           20922            25610
Dec-93           22997           23453            30076
Dec-94           23301           22993            27841
Dec-95           32056           30375            40178
Dec-96           39417           36283            48218
Dec-97           52568           45618            58390

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/97      1 Year       3 Years      5 Years       10 Years
--------------------------------------------------------------------------------

New America Growth Fund     21.10%        28.00%       17.92%         19.30%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                              Year
                             Ended
                          12/31/97      12/31/96   12/31/95    12/31/94    12/31/93

NET ASSET VALUE
Beginning of period      $   38.37    $    34.91   $  25.42     $ 28.04    $  24.86
                         .............................................................

Investment activities
 Net investment income       (0.13)        (0.13)     (0.12)      (0.07)      (0.08)
 Net realized and
 unrealized gain (loss)       8.15          7.08      11.36       (2.02)       4.39
                         .............................................................

 Total from
 investment activities        8.02          6.95      11.24       (2.09)       4.31
                         .............................................................

Distributions
 Net realized gain           (2.20)        (3.49)     (1.75)      (0.53)      (1.13)
                         .............................................................

NET ASSET VALUE
End of period            $    44.19    $    38.37   $  34.91     $ 25.42   $   28.04
                         -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Total return                 21.10%        20.01%     44.31%     (7.43)%      17.44%
 ......................................................................................
Ratio of expenses to
average net assets            0.96%         1.01%      1.07%       1.14%       1.23%
 ......................................................................................
Ratio of net investment
income to average
net assets                  (0.34)%       (0.39)%    (0.46)%     (0.27)%     (0.39)%
 ......................................................................................
Portfolio turnover rate       43.2%         36.7%      56.2%       31.0%       43.7%
 ......................................................................................
Average commission
rate paid                 $  0.0457     $  0.0545          -           -           -
 ......................................................................................
Net assets, end of period
(in millions)             $   1,758     $   1,440   $  1,028     $   646     $   619
 ......................................................................................

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997

-----------------------
STATEMENT OF NET ASSETS                                  Shares/Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands
COMMON STOCKS 94.5%

FINANCIAL SERVICES 18.0%

Bank and Trust 1.9%

Norwest                                                     850,000  $  32,831
 ................................................................................
                                                                        32,831
                                                                     ...........

Insurance 6.8%

ACE Limited                                                 362,500     34,981
 ................................................................................
MGIC Investment                                             400,000     26,600
 ................................................................................
UICI *                                                      519,500     18,215
 ................................................................................
UNUM                                                        750,000     40,782
 ................................................................................
                                                                       120,578
                                                                     ...........

Investment Services 3.2%

Franklin Resources                                          650,000     56,509
 ................................................................................
                                                                        56,509
                                                                     ...........

Other Financial Services 6.1%

Fairfax Financial (CAD) *                                    68,800     15,406
 ................................................................................
Fannie Mae                                                  400,000     22,825
 ................................................................................
Freddie Mac                                                 825,000     34,599
 ................................................................................
Household International                                     200,000     25,513
 ................................................................................
Money Store                                                 386,400      8,114
 ................................................................................
The CIT Group (Class A) *                                    18,700        590
 ................................................................................
                                                                       107,047
                                                                     ...........
Total Financial Services                                               316,965
                                                                     ...........

CONSUMER SERVICES 43.0%

Retailing/General Merchandisers 4.1%

Costco Companies *                                          700,000     31,216
 ................................................................................
Kohl's *                                                    225,000     15,328
 ................................................................................
Safeway *                                                   400,000     25,300
 ................................................................................
                                                                        71,844
                                                                     ...........

Retailing/Specialty Merchandisers 9.2%

AutoZone *                                                  900,000     26,100
 ................................................................................
Circuit City Stores                                         760,800     27,056
 ................................................................................
Cole National (Class A) * +                                 800,000     23,950
 ................................................................................
General Nutrition *                                       1,000,000     33,938
 ................................................................................
Home Depot                                                  450,000     26,494
 ................................................................................
Republic Industries *                                       513,000     11,959
 ................................................................................

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------------------------------------------------

                                                        Shares/Par      Value
-------------------------------------------------------------------------------
                                                                 In thousands

Republic Industries * ++                                   224,000  $   5,222
 ...............................................................................
Tommy Hilfiger *                                           180,900      6,354
 ...............................................................................
                                                                      161,073
                                                                    ...........

Entertainment and Leisure 7.7%

Carnival ADR (Class A)                                     575,000     31,840
 ...............................................................................
Disney                                                     275,000     27,242
 ...............................................................................
Extended Stay America *                                    630,000      7,836
 ...............................................................................
Extended Stay America * ++                                 670,000      8,333
 ...............................................................................
Hilton                                                     523,800     15,583
 ...............................................................................
La Quinta Inns                                           1,500,000     28,969
 ...............................................................................
Mirage Resorts *                                           588,600     13,391
 ...............................................................................
Vail Resorts *                                              89,400      2,319
 ...............................................................................
                                                                      135,513
                                                                    ...........

Media/Communication Services 12.1%

AirTouch Communications *                                  925,000     38,445
 ...............................................................................
CBS                                                        125,500      3,694
 ...............................................................................
Comcast (Class A Special)                                1,450,000     45,720
 ...............................................................................
MCI                                                        276,700     11,855
 ...............................................................................
Outdoor Systems *                                          700,000     26,863
 ...............................................................................
Paging Network *                                         1,250,000     13,477
 ...............................................................................
Sinclair Broadcast Group (Class A)                         475,000     21,998
 ...............................................................................
Telecomm-Liberty Media (Series A) *                        500,000     18,172
 ...............................................................................
Tribune                                                    337,500     21,009
 ...............................................................................
WorldCom                                                   400,000     12,113
 ...............................................................................
                                                                      213,346
                                                                    ...........

Restaurants/Food Distribution 1.7%

Outback Steakhouse *                                     1,000,000     28,937
 ...............................................................................
                                                                       28,937
                                                                    ...........

Personal Services 8.2%

Cendant *                                                2,865,503     98,501
 ...............................................................................
Service Corp. International                              1,250,000     46,172
 ...............................................................................
                                                                      144,673
                                                                    ...........
Total Consumer Services                                               755,386
                                                                    ...........

BUSINESS SERVICES 32.9%

Health Care Services  3.8%

Coram Healthcare, Warrants, 7/11/99 *                       11,363          0
 ...............................................................................
PhyCor *                                                   725,000     19,598
 ...............................................................................

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


                                           Shares/Par      Value
-------------------------------------------------------------------
                                                    In thousands


Quorum Health Group *                       1,275,000  $  33,469
 ...................................................................
Vencor *                                      527,400     12,888
 ...................................................................
                                                          65,955
                                                       ............

Distribution Services  4.3%

Cardinal Health                               500,000     37,562
 ...................................................................
Corporate Express *                         1,870,300     24,139
 ...................................................................
Ikon Office Solutions                         500,000     14,062
 ...................................................................
                                                          75,763
                                                       ............

Computer Services  8.0%

Acxiom *                                    1,100,000     21,038
 ...................................................................
Affiliated Computer Services (Class A) *      750,000     19,734
 ...................................................................
BISYS Group *                                 700,000     23,362
 ...................................................................
First Data                                  1,000,000     29,250
 ...................................................................
Galileo International                         740,000     20,443
 ...................................................................
SunGard Data Systems *                        870,000     26,970
 ...................................................................
                                                         140,797
                                                       ............

Environmental Services  2.2%

USA Waste Services *                        1,000,000     39,250
 ...................................................................
                                                          39,250
                                                       ............

Other Business Services  9.4%

AccuStaff *                                   900,000     20,700
 ...................................................................
ADVO *                                        775,000     15,113
 ...................................................................
Catalina Marketing *                          592,500     27,403
 ...................................................................
COREStaff *                                   930,000     24,761
 ...................................................................
Employee Solutions *                          359,800      1,574
 ...................................................................
Interim Services *                          1,200,000     31,050
 ...................................................................
Paychex                                       453,500     23,043
 ...................................................................
Viking Office Products *                    1,000,000     21,969
 ...................................................................
                                                         165,613
                                                       ............

Energy Services  5.2%

BJ Services *                                 175,000     12,589
 ...................................................................
Camco International                           300,000     19,106
 ...................................................................
Schlumberger                                  200,000     16,100
 ...................................................................
Smith International *                         350,000     21,482
 ...................................................................
Western Atlas                                 300,000     22,200
 ...................................................................
                                                          91,477
                                                       ............
Total Business Services                                  578,855
                                                       ............

Miscellaneous Common Stocks  0.6%                         10,426
                                                       ............

Total Common Stocks & Warrants (Cost  $1,025,883)      1,661,632
                                                       ............

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T. ROWE PRICE NEW AMERICA GROWTH FUND
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                                                  Shares/Par      Value
--------------------------------------------------------------------------
                                                           In thousands


SHORT-TERM INVESTMENTS  5.1%

Money Market Funds  5.1%
Reserve Investment Fund, 5.84% #                $ 89,145,785 $   89,146
 ..........................................................................

Total Short-Term Investments (Cost  $89,146)                     89,146
                                                         .................


Total Investments in Securities

99.6% of Net Assets (Cost  $1,115,029)                        1,750,778


Other Assets Less Liabilities                                     7,107
                                                         .................

NET ASSETS                                                   $1,757,885
                                                         -----------------
Net Assets Consist of:

Accumulated net realized gain/loss - net of
 distributions                                               $   47,833
Net unrealized gain (loss)                                      635,749
Paid-in-capital applicable to 39,776,467 shares
 of no par value capital stock outstanding; unlimited
 number of shares authorized                                  1,074,303
                                                         .................

NET ASSETS                                                   $1,757,885
                                                         -----------------

NET ASSET VALUE PER SHARE                                    $    44.19
                                                         -----------------







+   Affiliated company
*   Non-income producing
++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 0.77% of net assets.
#   Seven-day yield
ADR Amrican Depository Receipt
CAD Canadian dollar

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                          Year
                                                         Ended
                                                      12/31/97


Investment Income

Income
 Dividend                                           $    5,228
 Interest                                                4,475
                                                    .............
 Total income                                            9,703
                                                    .............

Expenses

 Investment management                                  10,541
 Shareholder servicing                                   3,965
 Prospectus and shareholder reports                        181
 Custody and accounting                                    126
 Registration                                               86
 Legal and audit                                            14
 Trustees                                                   13
 Miscellaneous                                              20
                                                    .............
 Total expenses                                         14,946
                                                    .............
Net investment income                                   (5,243)
                                                    .............


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                            101,929
 Foreign currency transactions                            (105)
                                                    .............
 Net realized gain (loss)                              101,824
                                                    .............

Change in net unrealized gain or loss on securities    204,800
                                                    .............
Net realized and unrealized gain (loss)                306,624
                                                    .............

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                              $  301,381
                                                    -------------

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                              Year
                                             Ended
                                          12/31/97    12/31/96

Increase (Decrease) in Net Assets

Operations
 Net investment income                  $   (5,243)  $  (4,941)
 Net realized gain (loss)                  101,824     148,351
 Change in net unrealized gain or loss     204,800      76,091
                                        .........................
 Increase (decrease) in net assets from
 operations                                301,381     219,501
                                        .........................

Distributions to shareholders
 Net realized gain                         (83,203)   (120,154)
                                        .........................

Capital share transactions*
 Shares sold                               407,110     536,293
 Distributions reinvested                   81,127     117,263
 Shares redeemed                          (388,719)   (340,924)
                                        .........................

 Increase (decrease) in net assets
 from capital share transactions            99,518     312,632
                                        .........................

Net Assets

Increase (decrease) during period          317,696     411,979
Beginning of period                      1,440,189   1,028,210
                                        .........................

End of period                           $1,757,885  $1,440,189
                                        -------------------------

*Share information
  Shares sold                                9,833      13,831
  Distributions reinvested                   1,898       3,087
  Shares redeemed                           (9,494)     (8,836)
                                        .........................
 Increase (decrease) in shares
 outstanding                                 2,237       8,082

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                    December 31, 1997

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New America Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of



17
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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


     changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.



NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $638,692,000 and $664,471,000, respectively, for the year ended December 31, 1997.



NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
     Undistributed net investment income                    $  5,243,000

     Undistributed net realized gain                             105,000

     Paid-in-capital                                          (5,348,000)


     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,115,029,000, and net unrealized gain aggregated $635,749,000, of which $667,663,000 related to appreciated investments and $31,912,000 to depreciated investments.


18
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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------




NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $982,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,434,000 for the year ended December 31, 1997, of which $319,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $1,557,000 and are reflected as interest income in the accompanying Statement of Operations.



19
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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     January 21, 1998


20
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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------

   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The fund's distributions to shareholders included:

   . $1,825,000 from short-term capital gains, and

   . $81,378,000 from long-term capital gains; of which $36,301,000 was subject to the 20% rate gains category.

   For corporate shareholders, 100% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New America Growth Fund(R).





Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T.ROWE PRICE APPEARS HERE]


T. Rowe Price Investment Services, Inc., Distributor.